Supplement to the

Fidelity® Contrafund® (FCNTX)

A Fund of Fidelity Contrafund

Fidelity Contrafund is a Class of shares of Fidelity Contrafund

Fidelity Trend Fund (FTRNX)

A Fund of Fidelity Trend Fund

Fidelity Trend Fund is a Class of shares of Fidelity Trend Fund

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2010

Effective immediately, the general research services agreement with Fidelity Research & Analysis Company has been terminated on behalf of the funds.

Effective October 1, 2010, the master international research agreement with FIL Investment Advisors and the sub-research agreements with FIL Investment Advisors (U.K.) Ltd. and FIL Investments (Japan) Limited have been terminated on behalf of the funds.

CTFB-11-01 February 8, 2011
1.799798.110